Supplement to

Calvert Variable Products, Inc.

 Statutory and Summary Prospectuses

for

 Calvert VP Inflation Protected Plus Portfolio

each dated April 30, 2014

Date of Supplement: June 23, 2014

The Board of Directors of Calvert Variable Products, Inc. (“CVP”) has approved a resolution to reorganize the Calvert VP Inflation Protected Plus Portfolio into the Calvert VP Investment Grade Bond Index Portfolio (the “Reorganization”).

Each Portfolio is a series of Calvert Variable Products, Inc.

The CVP Board has recommended approval of the Reorganization by shareholders of the Calvert VP Inflation Protected Plus Portfolio.  In September 2014, a Prospectus/Proxy Statement will be mailed to those shareholders of the Calvert VP Inflation Protected Plus Portfolio.  The Prospectus/Proxy Statement will contain additional information about the Reorganization and voting instructions.  If the Reorganization is approved by the shareholders of the Calvert VP Inflation Protected Plus Portfolio it will be merged into the Calvert VP Investment Grade Bond Index Portfolio on or about November 15, 2014.  If your variable annuity contract, variable life insurance policy, qualified pension plan or qualified retirement plan (each, an “Account”) remains invested in shares of the Calvert VP Inflation Protected Plus Portfolio at the time the Reorganization is consummated, those shares will be replaced by shares of the Calvert VP Investment Grade Bond Index Portfolio, and thereafter the value of your Account will depend on the performance of the Calvert VP Investment Grade Bond Index Portfolio rather than the Calvert VP Inflation Protected Plus Portfolio.  The number of Calvert VP Investment Grade Bond Index Portfolio shares you receive will depend on the value of your Calvert VP Inflation Protected Plus Portfolio shares at the time the Reorganization takes place.